CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

             In connection with the Quarterly report of Clean Water Technologies, Inc. & Subsidiaries (the “Company”) on Form 10-QSB for the period ending September 24, 2004 , as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laurie C. Scala, Chief Executive Officer and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

       November 2, 2004

       /s/ Laurie C. Scala
        Laurie C. Scala
        Chief Executive Officer & Chief Financial Officer